CONTINGENCIES AND COMMITMENTS	12 Months Ended
Mar. 31, 2021
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
CONTINGENCIES AND COMMITMENTS	CONTINGENCIES AND COMMITMENTS
Contingencies
In the normal course of operations, the Company is party to a number of lawsuits, claims and contingencies. Although it is possible that liabilities may be incurred in instances for which no accruals have been made, the Company does not believe that the ultimate outcome of these matters will have a material impact on its consolidated financial position.

The Company is subject to audits from various government and regulatory agencies on an ongoing basis. As a result, from time to time, authorities may disagree with positions and conclusions taken by the Company in its filings.

During the year ended March 31, 2015, the Company received a reassessment from the Canada Revenue Agency challenging the Company’s characterization of the amounts received under the Strategic Aerospace and Defence Initiative (SADI) program. No amount has been recognized in the Company’s financial statements, since the Company believes that there are strong grounds for defence and will vigorously defend its position. Such matters cannot be predicted with certainty, however, the Company believes that the resolution of these proceedings will not have a material adverse effect on its financial position.

Commitments
Contractual purchase commitments that are not recognized as liabilities are as follows:

	2021	2020
Less than 1 year	$195.9	$204.7
Between 1 and 5 years	92.8	35.1
Total contractual purchase commitments	$288.7	$239.8